UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 21, 2024

SMART GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38102	98-1013909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Walkers Corporate Limited

190 Elgin Avenue

George Town, Grand Cayman

Cayman Islands

KY1-9008

(Address of principal executive offices) (Zip Code)

(510) 623-1231

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Third Amendment to Credit Agreement

On August 21, 2024, SMART Global Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of February 7, 2022 (as amended to date, the “Credit Agreement”), by and among the Company and SMART Modular Technologies, Inc., as co-borrowers, the financial institutions from time to time party thereto, and Citizens Bank, N.A., as administrative agent.

The maturity date of the Credit Agreement is subject to springing maturity provisions based on the maturity of the Company’s 2.25% convertible senior notes due 2026 (the “2026 Notes”). Prior to the Amendment, the maturity date would be brought forward to (x) the date that is 90 days prior to the maturity date of the 2026 Notes and (y) the date that is 90 days prior to the maturity date of certain promissory notes issued to Cree, Inc. (the “Cree Notes”), if the 2026 Notes and/or the Cree Notes, as applicable, had not been repurchased, repaid, retired and/or redeemed and discharged in full on such respective date. The Amendment amends the springing maturity provisions to remove the Cree Notes (which were previously paid in full by the Company) and to bring forward the maturity date of the Credit Agreement to the date that is 90 days prior to the maturity of the 2026 Notes only if, on such date, an aggregate principal amount greater than $20,000,000 of such 2026 Notes remains outstanding. As of the date hereof, the aggregate principal amount outstanding under the 2026 Notes is less than $20,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed with the Company’s Annual Report on Form 10-K for the year ending August 30, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K regarding the Amendment is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.
Date: August 23, 2024

	By:	/s/ Anne Kuykendall
Anne Kuykendall Senior Vice President and Chief Legal Officer